U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 21, 2006
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of	(Commission file number)	(I.R.S. employer identification
incorporation)		number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrants’ telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibits
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 8.01 OTHER EVENTS
We and our subsidiary, AMB Property, L.P., expect to file a registration statement on Form S-3 with the Securities and Exchange Commission (SEC) on June 21, 2006 with respect to the offer, from time to time, of up to $500,000,000 of one or more series of medium-term notes that may be issued by AMB Property, L.P. and guaranteed by us. In connection with the filing of this registration statement on Form S-3 and for the sole purpose of meeting post-annual report SEC reporting requirements with respect to such registration statement, we are filing this current report on Form 8-K to set forth audited consolidated financial statements for the year ended December 31, 2005, to reflect the reclassification of two properties from held for use to properties held for sale during the three-month period ended March 31, 2006.
We are amending our audited consolidated financial statements for the year ended December 31, 2005 due to certain provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” that require us to report the results of operations of a property if it has either been disposed or is classified as held for sale in discontinued operations and meets certain other criteria. Accordingly, we are amending our audited consolidated financial statements for the year ended December 31, 2005 to reflect two properties that were held for sale during the three months ended March 31, 2006 and met the criteria to be classified as discontinued operations. The effect of the reclassification represents a $334,000 decrease in our previously reported income from continuing operations for the year ended December 31, 2005. As a result of the foregoing, Notes 4, 9, 13, 15, 16 and 17 to the consolidated financial statements for the three years ended December 31, 2005, have been updated. There is no effect on our previously reported net income, financial condition or cash flows. Also, there is no effect to our previously issued audited consolidated financial statements for the years ended December 31, 2004 and 2003.
In addition, we have provided herein an updated table of selected financial data and management’s discussion and analysis of financial condition and our results of operations, which we believe may be helpful to the investor in reviewing these amended financial statements.
Except as described above, the information presented in this current report on Form 8-K does not include any adjustments or updates to any information presented in our consolidated financial statements or elsewhere in our annual report on Form 10-K for the year ended December 31, 2005, which was originally filed on March 10, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)
99.1	Selected Company Financial and Other Data as of and for the years ended December 31, 2005, 2004, 2003, 2002 and 2001
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2005
99.3	Consolidated Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation
(Registrant)

Date: June 21, 2006	By:	/s/ Michael A. Coke

Michael A. Coke
Chief Financial Officer and Executive Vice President

Exhibits

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)
99.1	Selected Financial Data as of and for the years ended December 31, 2005, 2004, 2003, 2002 and 2001
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Consolidated Financial Statements